UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ARIBA, INC.

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. January 18, 2011 ARIBA, INC. Meeting Information Meeting Type: Annual<mtgtype>Meeting For holders as of: December<recdate>01, 2010 Date: January 18, 2011 Time: 8:00<mtgtime>AM EST Location: Ariba, Inc. 11625 Rainwater Drive 500-600 Northwinds Center Suite 150 Alpharetta, GA You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ARIBA, INC. ATTN: Jennifer Meschewski 807 11TH AVENUE SUNNYVLE, CA 94089 0000078768_1 R2.09.05.010

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 05, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000078768_2 R2.09.05.010

Voting items The Board of Directors recommends a vote FOR the following: 1. Election of Directors Nominees 01 Robert M. Calderoni 02 Robert E. Knowling, Jr. The Board of Directors recommends a vote FOR proposals 2 and 3. 2 To approve an amendment to Ariba’s 1999 Equity Incentive Plan to increase the number of shares of common stock available under the plan by 8,000,000 shares and to approve the material terms of this plan for tax purposes. 3 To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000078768_3 R2.09.05.010

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